SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                ANTs software.com
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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      4.    Date Filed:

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

                        [Letterhead of Ants Software.com]

                                                 August 14, 2000

To the Shareholders of ANTs software.com:

            You are cordially invited to the 2000 Annual Meeting of Shareholders, which will be held on Tuesday, September 12, 2000, at 2:00 p.m. at the Hyatt Regency San Francisco Airport, 1333 Bayshore Highway, Burlingame, California.

            Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

            In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person RSVP to the Company via telephone at (650) 692-6982 or via email at shareholder@antssoftware.com. Please provide your full name and a phone number where you can be contacted in your message.

            Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. First priority will be given to those individuals that have RSVPed in advance of the meeting.

            Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return your proxy. Your vote is very important to us and we encourage you to read the proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. You may also vote by telephone or via the Internet; specific instructions on how to vote using these methods are included on the proxy card.

            I look forward to seeing you at the Annual Meeting.

                                            Sincerely


                                            /s/ Frederick D. Pettit

                                            Frederick D. Pettit
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                ANTs software.com
                             801 Mahler Rd, Suite G
                              Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
Of ANTs software.com

            NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTs software.com (the "Company") will be held at the Hyatt Regency San Francisco Airport, 1333 Bayshore Highway, Burlingame, California, September 12, at 2:00 p.m. local time to transact the following business:

      1. Elect six directors of the Company. Frederick D. Pettit, Alison B. Hicks, Clive G. Whittenbury, John Williams, Dean Witter, III, and Richard Lee have been nominated to serve until the 2001 Annual Meeting, and until their successors have been elected and qualified.

      2.    Approve the ANTs software.com 2000 Stock Option Plan.

      3. Approve the reincorporation of the Company in Delaware and approve the amendment and restatement of the Company's Articles of Incorporation and Bylaws and an increase in the authorized capital of the Company to 100,000,000 common shares in connection with this reincorporation.

      4. Approve the change from a fiscal year ending April 30 to a calendar year ending December 31.

      5. Ratify the selection of Farber & Hass, LLP, as independent accountants for the Company for the calendar year ending December 31, 2000; and

      6. Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

            All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice. Your Board of directors recommends that you vote in favor of the 5 proposals outlined in this proxy statement.

            Your Board of directors has fixed the close of business on July 24, 2000 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours. The stock transfer books will not be closed between the record date and the date of the meeting.

            Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof.

                                       By Order of the Board of Directors


                                       /s/ Miles Mochizuki
                                       -----------------------------------------
                                       Miles Mochizuki, Acting Secretary

Burlingame, California
August 14, 2000

                                ANTs software.com

                             -----------------------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                               September 12, 2000

            This statement and the form of proxy are being mailed to shareholders on or around August 23, 2000, in connection with the solicitation of proxies by the Board of Directors of ANTs software.com for use at the Annual Meeting of Shareholders to be held on September 12, 2000, at 2:00 p.m. local time (the "Annual Meeting").

                            ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

            At the Annual Meeting, you will be asked to:

            1.    Elect six directors of the Company;

            2.    Approve the ANTs software.com 2000 Stock Option Plan;

            3. Approve the reincorporation of the Company in Delaware including the amendment and restatement of the Company's Articles of Incorporation and Bylaws and an increase in the authorized capital of the Company to 100,000,000 common shares;

            4. Approve the change from a fiscal year ending April 30 to a calendar year ending December 31;

            5. Ratify the selection of Farber & Hass, LLP, as independent accountants for the Company for the year ending December 31, 2000; and

            6. Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the Proxy for, who can vote and how do I vote?

This proxy statement informs the shareholders of ANTs software.com, a Nevada corporation (referred to in this document as the "Company") about items that will be voted upon at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the Board of Directors of the Company. The Company pays the cost of this Statement and for its mailing to and from Shareholders.

The proxy is for the information and use of the Shareholders before, and during, the Annual Meeting and at any adjournment or postponement of that meeting. The Annual Meeting will be held at 2:00 p.m. on September 12, 2000, at the Hyatt Regency (just south of San Francisco Airport) at 1333 Bayshore Highway, Burlingame, California.

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on July 24, 2000. On July 24, 2000, there were outstanding 12,756,197 shares of Common Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

A list of Shareholders entitled to vote at the Annual Meeting will be available at the Hyatt Regency San Francisco Airport, 1333 Bayshore Highway on the date of the Annual Meeting. This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 801 Mahler Road, Suite G, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

            Yes. If you plan to attend the Annual Meeting, we look forward to seeing you there. We do ask, however, that you let us know that you plan to attend by calling us at 650-692-6982 or emailing us at shareholder@antssoftware.com. If you are unable to attend the Annual Meeting you may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominees for director presented by the Board. You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's address referenced above. You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

            The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. The six director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon. Abstentions for these matters will be treated as votes cast against the particular matter being voted upon. With respect to the particular matters to be voted upon, broker non-votes will not be counted as votes cast, and thus will have no impact on the outcome of the voting.

In what ways can I vote?

            You have several options available to vote your shares without attending the Annual Meeting. You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet.

            You can vote by telephone using the telephone number shown on your proxy card. The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker. Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

            You can vote on the Internet at the web address shown on the enclosed proxy card. The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly received. If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker. Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

            If you elect to vote using the Internet you may incur telecommunications and Internet access charges for which you are responsible.

                             PRINCIPAL SHAREHOLDERS

Security Ownership by Beneficial Owners

            The following table sets forth, as of July 24, 2000, unless otherwise noted, information regarding ownership of our Common Stock by any person or entity, known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

                                                    Amount and Nature of   Percent of
                                                    --------------------   ----------
       Name and Address of Beneficial Owner         Beneficial Ownership      Class
       ------------------------------------         --------------------      -----
Donald R. Hutton, 37 Santa Teresita Way
Santa Barbara, CA , 93105 ........................       3,200,000(1)         25.1

Alison B. Hicks, 37 Santa Teresita Way
Santa Barbara, CA 93105 ..........................       3,200,000(2)         25.1

------------------------------
(1) Includes 300,000 shares of Common Stock owned by Mr. Hutton, 2,500,000 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton, and 400,000 shares of Common Stock in the name of Ms. Alison B. Hicks, Mr. Hutton's spouse; does not include a fully vested Warrant held by Mr. Hutton to purchase up to 500,000 shares of Common Stock.

(2) Includes 400,000 shares of Common Stock owned by Ms. Hicks, 2,500,000 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks' spouse, and 300,000 shares of Common Stock in the name of Mr. Hutton; does not include a fully vested Warrant held by Mr. Hutton to purchase up to 500,000 shares of Common Stock.

Security Ownership by Directors and Executive Officers

            The following table sets forth, as of July 24, 2000, unless otherwise noted, information regarding ownership of our Common Stock by (i) each executive officer, (ii) each director, (iii) all persons nominated for director herein, but not now serving as a director, and (iv) all executive officers and directors as a group. The table includes the number of shares subject to outstanding options and warrants to purchase shares of our Common Stock but does not include such warrants and options in the total number of shares outstanding as of July 24, 2000.

                                                           Shares of
                                                           ---------
                                                           Common Stock
                                                           ------------
                                                           Beneficially     Percent
                                                           ------------     -------
                           Name of Individual              Owned            of Class
                           ------------------              -----            --------

      Directors and Nominees for Director
                Alison B. Hicks ....................        3,700,000(1)         29
                Robert Mountain ....................           50,000(2)          *
                Clive G. Whittenbury ...............           50,000(3)          *
                Frederick D. Pettit ................          600,000(4)        4.7
                John Williams ......................           50,000(5)          *
                Dean Witter, III ...................           50,000(6)          *

            Richard Lee.......................................       50,000(7)        *

      Executive Officers

            Hokon Choe........................................        4,861(8)        *
            Clifford Hersh....................................      600,000(9)      4.7
            Thomas O. Binford.................................       83,333(10)       *
            Ione Binford......................................       83,333(11)       *
            Joan Cronin.......................................       50,000(12)       *
            12 directors and executive officers as a group....    5,288,194       41.46

            -----------------------
            * means less than 1%

            (1) Includes 400,000 shares of Common Stock owned by Ms. Hicks; 2,500,000 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks' spouse; 300,000 shares of Common Stock in the name of Mr. Hutton, and a Warrant held by Mr. Hutton to purchase up to 500,000 shares of Common Stock.
            (2) Includes a Warrant to purchase up to 50,000 shares of Common Stock.
            (3) Includes a Warrant to purchase up to 50,000 shares of Common Stock.
            (4) Includes 300,000 shares of Common Stock and a Warrant to purchase up to 300,000 shares of Common Stock.
            (5) Includes a Warrant to purchase up to 50,000 shares of Common Stock.
            (6) Includes a Warrant to purchase up to 50,000 shares of Common Stock.
            (7) Includes a Warrant to purchase up to 50,000 shares of Common Stock.
            (8) Includes a Warrant to purchase up to 4,861 shares of Common
            Stock.
            (9) Includes 2 Warrants to purchase an aggregate of up to 600,000 shares of Common Stock.
            (10) Includes a Warrant to purchase up to 83,333 shares of Common Stock held by Ione Binford, Mr. Binford's spouse.
            (11) Includes a Warrant to purchase up to 83,333 shares of Common Stock.
            (12) Includes a Warrant to purchase up to 50,000 shares of Common Stock.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

            It is proposed that 6 directors be elected at the Annual Meeting to serve until their successors have been elected and qualified. In connection with Proposal 3, we are asking that our intended reincorporation in Delaware be approved by shareholders. In connection with this intended reincorporation, we are proposing several changes to our Articles of Incorporation and Bylaws including that our Board of Directors be divided into 3 classes. If Proposal 3 is not approved, then each of the persons elected director will serve until the next annual meeting of shareholders. If Proposal 3 is approved, then two directors will be elected into each class of directors. Please read the Sections entitled "Nominees For Election of Directors" below and "Proposal 3 - Reincorporation" for more information on the structure and effect of this classified Board.

            Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If any nominee is not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee, if any, as our Board of Directors may propose.

                       NOMINEES FOR ELECTION OF DIRECTORS

            Each of the nominees for election as a director has furnished to us the following information with respect to their principal occupation or employment and principal business directorships, as of July 24, 2000. We have also identified which class each of the directors listed below is nominated for. In the event that Proposal 3 concerning our reincorporation in Delaware is approved, the directors will automatically be placed in the respective classes set forth below and will serve a term which will expire as noted. Please see the discussion of Proposal 3 below.

            Additionally, if Proposal 4 is approved, out next fiscal year will be a short year of approximately 8 months which will end on December 31, 2000. In such event the next annual meeting will be held earlier in the year than the current Annual Meeting is being held, and the term served by the Class 1 directors will probably be less than 12 months. Please see the discussion of Proposal 4 below.

                          Nominees for Class 3 Director

            Class 3 directors will generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 3 directors will serve until the annual meeting following the close of the 2002 fiscal year. The nominees for Class 3 directors are as follows:

Frederick D. Pettit, Age 64, Chairman

            Mr. Pettit joined the Company in August 1999 as President and CEO. Previously, he was Managing Director of The Kriegsman Group. Mr. Pettit was also Chairman and CEO of Eeonyx Corporation and Managing Director of Chemical Bank, New York, and Chief Operating Officer of its Private Bank. Mr. Pettit is a graduate of Princeton University, magna cum laude, and the University of Pennsylvania Law School.

Alison B. Hicks, Age 47

            Ms. Hicks joined the Board of Directors in June 1996. She is the spouse of the Company's previous chairman, Donald R. Hutton, and was the Company's Secretary and Treasurer from 1996 through 1999.

                          Nominees for Class 2 Director

            Class 2 directors will generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 2 directors elected at the Annual Meeting will serve until the annual meeting following the close of the 2001 fiscal year. The nominees for Class 2 directors are as follows:

Clive G. Whittenbury, Ph.D., Age 66

            Dr. Whittenbury joined the Board of Directors in April 2000. He is on the Boards of several companies, including the Erickson Group, Ltd. ZeroPlus.com Inc., and RGB Spectrum. He is a Consultant to the University of California for Lawrence Livermore National Laboratory and a member of its National Ignition Facility Programs Review Committee.

Dean Witter, III, Age 53

            Mr. Witter joined the Board of Directors in August of 2000. Prior to that time, he was a member of the Board of Advisors. He is the Chief Financial Officer for Hello Direct Inc. Mr. Witter was a founder, director, and Chief Financial Officer of Eeonyx Corporation. Mr. Witter was also the Treasurer of Amdahl Corporation.

                          Nominees for Class 1 Director

            Class 1 directors will generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 1 directors elected at the Annual Meeting will serve until the annual meeting following the close of the 2000 fiscal year. The nominees for Class 1 directors are as follows:

John Williams, Ph.D., Age 60

            Dr. Williams joined the Board of Directors in June 2000. He is Head of Research and Development for BroadQuest. Previously, Dr. Williams was a senior researcher at the IBM Almaden Research Center, and associate professor of computer science at Cornell University. He has also served as visiting professor at Stanford University and the University of California at Berkeley.

Richard J. Lee, Age 48

            Mr. Lee is a consultant in executive and organization development. Mr. Lee held positions at Silicon Graphics, 3Com and Advanced Micro Devices in management and organization development prior to starting his consulting practice.

            A plurality of the votes cast is necessary for the election of a director.

The Board of Directors recommends a vote FOR each of the nominees listed above.

Board Committees

            We are in the process of creating a committee of the Board to be called the Audit Committee. The Audit Committee will be comprised of three outside directors.

Board Meetings in Fiscal Year 2000

            The Board of Directors met a total of 12 times during the year ended April 30, 2000.

Compensation of Directors

            Directors who are employees of the Company do not receive any compensation for service on the Board. The Company does not currently pay any cash compensation to non-employee directors. The Company generally grants warrants to purchase up to 50,000 shares of Common Stock to its non-employee directors, subject to certain vesting requirements.

Indemnification Agreements

            The Company has entered into Indemnification Agreements with each of its executive officers and directors that provide for indemnification against certain judgments and costs assessed against them in the course of their service. Such agreements do not permit indemnification for acts and omissions for which indemnification is not permitted under Nevada law.

Executive Officers

            Our executive officers are Frederick D. Pettit, Chief Executive Officer & President, Thomas O. Binford, Executive Vice President and Managing Director of Research Development, Ione Binford, Executive Vice President and Managing Director of Marketing and Business Development, Joan Elizabeth Cronin, Executive Vice President and Managing Director of Human Resources, Clifford Hersh, Managing Director, Technology Development and Principal Scientist, Miles Mochizuki, Acting Chief Financial Officer and Secretary, and Hokon Choe, Treasurer.

Executive Compensation

            The following table sets forth the compensation earned by the executive officers of the Company.

                                                             Annual compensation                  Long term compensation
                                                      --------------------------------  ---------------------------------------

                                                                                                Award               Payouts
                                                                                        ---------------------------------------

                                                                        Bonus and
                                                                        other annual                 Securities    All LTIP
                                                                        compensation    Restricted   underlying    payouts and
                                                                        other annual    stock        options/SARs  other
Name and principal position                            Year   Salary    compensation    award(s)     and warrants  compensation
-------------------------------------------------------------------------------------------------------------------------------
Frederick D. Pettit                                    2000   $300,000          0             0          300,000              0
Chief Executive Officer and Chairman of the Board      1999   $300,000          0             0                0              0
                                                       1998         --         --            --               --             --
Clifford Hersh                                         2000   $200,000          0             0          600,000              0
Vice President and Chief Scientist                     1999         --         --            --               --             --
                                                       1998         --         --            --               --             --
Ione Binford                                           2000   $200,000          0             0          300,000              0
Vice President, Marketing & Business Development       1999         --         --            --               --             --
                                                       1998
Thomas Binford                                         2000   $200,000          0             0          300,000              0
Vice President and Chief Technology Officer            1999         --         --            --               --             --
                                                       1998         --         --            --               --             --
Joan Cronin                                            2000   $200,000          0             0          300,000              0
Vice President, Human Resources                        1999         --         --            --               --             --
                                                       1998         --         --            --               --             --
-------------------------------------------------------

               PROPOSAL 2 - ADOPTION OF THE 2000 STOCK OPTION PLAN

            On April 10, 2000 our Board of Directors adopted our 2000 Stock Option Plan. The Plan has 2,000,000 shares of Common Stock reserved for issuance pursuant to stock options granted under the Plan. The entire text of the Plan is attached to this Proxy Statement as Annex A.

            The purpose of this Stock Option Plan is to offer certain Employees and Consultants of the Company the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator of the Plan at the time of grant of an option and subject to the applicable provisions of
Section 422 of the Internal Revenue Code and the regulations promulgated thereunder. Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

            The initial Administrator of our Plan is our Board of Directors. The Administrator generally has the authority, in its discretion to:

                  (i)      determine the Fair Market Value of the Common Stock:

                  (ii) select the Consultants and Employees to whom Options may from time to time be granted;

                  (iii) determine whether and to what extent Options are granted;

                  (iv) determine the number of Shares to be covered by each such Option granted;

                  (v)      approve the terms of Agreements used under the Plan;

                  (vi) determine the terms and conditions not inconsistent with the terms of the Plan, of each Option granted.

                  (vii) determine whether and under what circumstances an Option may be settled in cash or shares of Common Stock owned by the Optionee;

                  (viii) reduce the exercise price of any Option to the then current Fair Market Value; and

                  (ix) construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            Under the Plan Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

            The Plan became effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under its provisions. The term of each Option granted under the Plan shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five (5) years from the date of grant thereof.

            Any Option granted under the Plan shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, but in no event shall an Option or the Shares purchased thereunder vest at a rate of less than 20% per year. Under the Plan an Option may not be exercised for a fraction of a Share.

            The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his or her consent. The Plan was adopted subject to approval by the Shareholders of the Company within twelve (12) months following the date the Plan was adopted. A majority of the shares entitled to vote at the Annual Meeting is necessary for the approval of the 2000 Stock Option Plan.

The Board of Directors recommends a vote FOR Proposal Number 2.

                    PROPOSAL 3 - REINCORPORATION IN DELAWARE

            We propose to change our state of incorporation from Nevada to Delaware. On May 24, 2000 our Board of Directors voted to change our state of incorporation from Nevada to Delaware. We now ask our Shareholders to approve this reincorporation at the Annual Meeting. This change, if approved, would not change (i) any of our shareholders or outstanding securities, (ii) the membership of our Board of Directors, or (iii) our executive officers and employees.

            We want to change the state of our incorporation to take advantage of certain statutory and case law precedents in Delaware concerning the operation and administration of the Company. We are examining certain anti-takeover measures that may prove useful or necessary in connection with any unsolicited acquisition overtures we may receive. We would like, in part, to be able to take advantage of certain provisions of Delaware law that, we believe, will give our planning more surety than available in Nevada.

            In connection with this proposed reincorporation in Delaware, we are also proposing certain changes to our Articles of Incorporation and Bylaws including, without limitation, creating a classified Board of directors, and increasing our authorized number of shares of Common Stock from 20,000,000 to 100,000,000. Copies of the proposed Delaware Articles of Incorporation and Bylaws are attached to this Proxy Statement as Annex B and C, respectively.

            The Delaware Bylaws provide for a Board of directors in three classes of two directors each. Generally one class would sit for election each year and, therefore, each class would serve for a term of three years. We are proposing that Class 1 directors would hold an initial term ending at the annual meeting for the year ending December 31, 2000 (providing that Proposal 4 changing our fiscal year end from April 30 to December 31 is approved), Class 2 directors would hold an initial term ending at the annual meeting for the year ending December 31, 2001, and Class 3 directors would hold an initial term ending at the annual meeting for the year ending December 31, 2002. Following the initial term, each class of directors would serve for a term of three years.

            The Delaware Bylaws also provide, without limitation, that (i) written notice of meetings of the stockholders of the Corporation shall be in writing and shall be sent or otherwise given as provided not less than ten (10) nor more than sixty (60) days before the meeting to each stockholder entitled to vote at such meeting, (ii) any action which may be taken at any meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (iii) the authorized number of directors shall be not be less than two (2) nor more than ten (10), the exact number of directors to be fixed from time to time, within such limit, by a duly adopted resolution of the Board of Directors or the stockholders.

            The Articles of Incorporation to be filed in Delaware in connection with the proposed reincorporation provide, among other things, that (i) there is authorized 100,000,000 shares of Common Stock, (ii) to the fullest extent that the Delaware General Corporation Law a director shall not be liable to the Company or its stockholders for any monetary damages for conduct as a director,
(iii) to the fullest extent allowed under Delaware law, the Company shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise by reason of the fact that the person is or was a director of the Company, and (iv) the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Company.

            A majority of the shares entitled to vote at the Annual Meeting is necessary for the approval of the proposed reincorporation in Delaware.

The Board of Directors recommends a vote FOR Proposal Number 3.

      PROPOSAL 4 - APPROVE THE CHANGE OF THE FISCAL YEAR END TO DECEMBER 31

                  On May 24, 2000 our Board of Directors voted to change our year end from April 30 to December 31. We are now asking you to approve this change.

                  The change in the fiscal year end, if approved, will mean that the Company will have a short year, which will have started on May 1, 2000 and which will end on December 31, 2000. If this change is approved, we intend to next file a quarterly report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the quarter ending September 30, 2000. We would then intend to file an Annual Report under the Exchange Act for the year ending December 31, 2000. A majority of the shares entitled to vote at the Annual Meeting is necessary for the approval of the proposed change in our fiscal year end.

The Board of Directors recommends a vote FOR Proposal Number 4.

            PROPOSAL 5 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                  Farber & Hass, LLP, our independent accountants for the year 2000 has been selected by the Board of Directors to serve in the same capacity for the current fiscal year. We are now asking you to ratify the selection of Farber & Hass, LLP by the Board of Directors as the Company's independent accountants. In the event that holders of a majority of the outstanding shares fail to ratify the selection of Farber & Hass, LLP the Board of Directors will reconsider such selection, but may still select Farber & Hass, LLP as independent public accountants for the Company.

                  Representatives of Farber & Hass, LLP are expected to be present at the Annual Meeting to respond to appropriate questions.

The Board of Directors recommends a vote FOR Proposal Number 5.

Stock Price Performance Graph

            Set forth below is a chart showing a comparison of the five year cumulative total return (assuming a $100 investment in the Company's Common Stock, the S&P 500 and a selected noted peer group) commencing November 10, 1998 and continuing through May 1, 2000.

                        COMPARE CUMULATIVE TOTAL RETURN
                            AMONG ANTS SOFTWARE.COM,
                        S&P 500 INDEX AND SIC CODE INDEX

  [The following table was depicted as a line graph in the printed material.]

                              11/10/98        4/30/99       4/30/00
                              --------        -------       -------

      ANTS SOFTWARE.COM        100.00         125.00         760.00
      SIC CODE INDEX           100.00         100.96         160.38
      S&P 500 INDEX            100.00         122.32         134.71

                     ASSUMES $100 INVESTED ON NOV. 10, 1998
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING APRIL 30, 2000

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act requires certain persons, including the Company's directors and executive officers, to file reports of ownership and changes in ownership with the SEC. We believe that all such filing requirements were satisfied for the year ended April 30, 2000.

Shareholder Proposals

            Shareholder proposals for inclusion in our proxy statement and form of proxy for the fiscal year ending December 31, 2000 (assuming approval of Proposal 4) must be received by December 31, 2000.

Other Business

            We know of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              /s/ Miles Mochizuki
                                              Miles Mochizuki, Acting Secretary

August 14, 2000

--------------------------------------------------------------------------------

ALL SHARHEOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

--------------------------------------------------------------------------------

                                                                         Annex A

                                ANTS SOFTWARE.COM
                             2000 STOCK OPTION PLAN

      1. Purpose of the Plan. The purpose of this Stock Option Plan is to offer certain Employees and Consultants of the Company the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company. Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of
Section 422 of the Code and the regulations promulgated thereunder. Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

      2. Definitions. As used herein, the following definitions shall apply.

            "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            "Affiliate" means any parent or subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

            "Board" means the Board of Directors of the Company.

            "code" means the Internal Revenue Code of 1986, as amended.

            "Committee" means a committee appointed by the Board in accordance with Section 4 of the Plan.

            "Common Stock" means the common stock of the Company.

            "Company" means ANTs software.com.

            "consultant" means any person who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services.

            "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. For purposes of Incentive Stock Options, the term "Continuous Status as an Employee or Consultant" means that the employment relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company and any Affiliate. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

            "Disability" means total and permanent mental or physical disability as defined in Section 22(e)(3) of the Code.

            "Employee" means any person, including officers and directors, employed by the Company or any Affiliate. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid price, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            "Option" means a stock option granted pursuant to the Plan.

            "Optioned Shares" means the shares of Common Stock subject to an Option.

            "Optionee" means an Employee or Consultant who receives an Option.

            "Plan" means the ANTs software.com 2000 Stock Option Plan.

            "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

            "Service Provider" means an Employee or Consultant.

            "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

      3. Stock Subject to the Plan. The maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000.

            If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been purchased under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Initial Plan Procedure. Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

            (b) Plan Procedure after the Date, if any, upon which the Company becomes Subject to the Exchange Act.

                  (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided for above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy applicable laws.

            (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of specific duties delegated by the Board to such Committee, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock:

                  (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of Shares to be covered by each such Option granted hereunder;

                  (v) to approve the terms of Agreements used under the Plan;

                  (vi) to determine the terms and conditions not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, the vesting schedule, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash or Shares under Section 9(e) below;

                  (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stack covered by such Option has declined since the date the Option was granted; and

                  (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

            (d) Effect of Administrator's Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

      5. Eligibility.

            (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

            (b) Each Option shall be designated in the written Option Agreement either as an Incentive Stock Option or as a Nonstatutory Stock Option.

            (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

      6. Term of the Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 below.

      7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five years from the date of grant thereof.

      8. Option Exercise Price and Consideration.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but in the case of an Option:

                  (i) granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                  (ii) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (iii) granted to any Consultant, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (A) in the case of Shares acquired upon exercise of an

Option have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment. In making its determination as to type the of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and shall be permissible under the terms of the Plan, but in no case shall an Option or the Shares purchased thereunder vest at a rate of less than 20% per year. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within three (3) months following the Optionee's termination, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

            (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

            (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any parent or subsidiary corporation, then in any such event this option shall terminate and cease to be exercisable immediately upon such termination of Service Provider status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

            (f) Buyout Provision. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. Adjustments Upon Changes in Capitalization.

            (a) Changes in Capitalization. The number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. In such event, the Administrator, in its discretion, may provide for an Optionee to fully vest in his or her Option and may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares. To the extent it has not been previously exercised, an Option will terminate immediately or the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding Option shall confer the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction. In the event that the successor corporation refuses to confer such right, the Optionee shall fully vest in the Option. If an Option becomes fully vested pursuant to the preceding sentence, the Administrator shall notify the Optionee that the Option shall be fully vested for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) Effect of Amendment and Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and requirements of any stock exchange or national market system upon which the Common Stock is listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option so represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall have been obtained.

      16. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

      17. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

      18. Information to Optionees and Purchasers. The Company shall provide each Optionee, not less frequently than annually, copies of the Company's annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares.

                  IN WITNESS WHEREOF, the Company has adopted this Plan effective as of April 10, 2000.

                                               ANTS SOFTWARE.COM


                                           By: /s/ Miles Mochizuki
                                              ----------------------------------
                                               Miles Mochizuki, Acting Secretary
                                               & Chief Financial Officer

                                                                         Annex B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             ANTS SOFTWARE.COM, INC.

            The undersigned, Frederick D. Pettit and Miles Mochizuki, hereby certify that:

      ONE: They are the duly elected President and Acting Secretary, respectively, of ANTs software.com, a Delaware corporation (the "Corporation").

      TWO: Pursuant to Section 245 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of this Corporation is amended and restated to read in full as follows:

                                    ARTICLE I

            The name of the corporation is ANTs software.com, Inc.

                                   ARTICLE II

            The purpose for which the Corporation is organized is to engage in any business, trade or activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

                  The address of the Corporation's registered office in the State of Delaware is 615 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

                                   ARTICLE IV

            (A) Classes of Stock. The Corporation is authorized to issue one class of stock to be designated "Common Stock." The total number of shares which the Corporation is authorized to issue is One Hundred Million (100,000,000). Each share has a par value of $0.0001.

                                    ARTICLE V

            (A) Limitation of Director Liability. To the fullest extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for any monetary damages for conduct as a director.

Neither any amendment to or repeal of this Article or amendment to the Delaware General Corporations Law nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article shall adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

            (B) Indemnification. To the fullest extent not prohibited by law, the Corporation: (i) shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was a director of the Corporation, and (ii) may indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an officer, director, employee or agent of the Corporation, or a fiduciary (within the meaning of the Employee Retirement Income Security Act of 1974), with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent of, or as a fiduciary (as defined above) of an employee benefit plan of, another corporation, partnership, joint venture, trust or other enterprise. This Article shall not be deemed exclusive of any other provision for the indemnification of directors, officers, employees, or agents that may be included in any statute, bylaw, agreement, resolution of shareholders or directors or otherwise, both as to action in any official capacity and action in any other capacity while holding office, or while an employee or agent of the Corporation.

                                   ARTICLE VI

            In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE VII

            The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute and all rights conferred upon stockholders herein are granted subject to this reservation.

            IN WITNESS WHEREOF, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do each make, file, and record this certificate as of the 12th day of September, 2000, and do certify that the facts herein are true; and that they have accordingly hereunto each set their hand.


                                     By:
                                        ----------------------------------------
                                        Frederick D. Pettit, President and Chief
                                        Executive Officer


                                     By:
                                        ----------------------------------------
                                        Miles Mochizuki, Acting Chief Financial
                                        Officer and Secretary

                                                                         Annex C

                                     BYLAWS

                                       OF

                                ANTS SOFTWARE.COM

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

ARTICLE I - NAME - OFFICES - SCOPE                                            1
Section 1    Name                                                             1
Section 2    Registered Office                                                1
Section 3    Other Offices                                                    1
Section 4    Purposes                                                         1

ARTICLE II - STOCKHOLDERS' MEETINGS                                           1
Section 1    Place of Meetings                                                1
Section 2    Annual Meetings                                                  2
Section 3    Special Meetings                                                 2
Section 4    Notice                                                           2
Section 5    Quorum                                                           2
Section 6    Adjourned Meetings; Notice                                       3
Section 7    Conduct of Business                                              3
Section 8    Voting                                                           3
Section 9    Waiver of Notice                                                 4
Section 10   Consent to Shareholder Action                                    4
Section 11   Record Dates                                                     5
Section 12   Proxies                                                          6

ARTICLE III - BOARD OF DIRECTORS                                              6
Section 1    Powers                                                           6
Section 2    Number, Tenure and Qualifications                                6
Section 3    Resignations and Vacancies                                       7
Section 4    Regular Meetings                                                 8
Section 5    Special Meetings                                                 8
Section 6    Place of Meetings                                                9
Section 7    Participation by Telephone                                       9
Section 8    Quorum                                                           9
Section 9    Action at Meeting                                                9
Section 10   Waiver of Notice                                                 9
Section 11   Action Without Meeting                                           10
Section 12   Removal                                                          10
Section 13   Compensation                                                     11
Section 14   Committees                                                       11
Section 15   Approval of Loans to Officers                                    12

ARTICLE IV - OFFICERS                                                         12

Section 1    Number and Term                                                  12
Section 2    Inability to Act                                                 13
Section 3    Removal and Resignation                                          13
Section 4    Vacancies                                                        13
Section 5    Chairman of the Board                                            13
Section 6    Chief Executive Officer                                          13
Section 7    President                                                        14
Section 8    Vice President                                                   14
Section 9    Secretary                                                        14
Section 10   Chief Financial Officer                                          15
Section 11   Salaries                                                         15
Section 12   Officers Holding More than One Office                            16

ARTICLE V - MISCELLANEOUS                                                     16
Section 1    Record Date and Closing of Stock Books                           16
Section 2    Certificates                                                     16
Section 3    Representation of Shares in Other Corporations                   17
Section 4    Fiscal Year                                                      17
Section 5    Amendments                                                       17
Section 6    Indemnification of Corporate Agents                              17
Section 7    Postal, Fax, and E-mail Votes                                    18

                                     BYLAWS
                                       OF
                                ANTS SOFTWARE.COM

                       ARTICLE I - NAME - OFFICES - SCOPE

      Section1. Name. The name of the corporation shall be ANTs software.com (the "Corporation").

      Section 2. Registered Office. The registered office of the Corporation shall be located at 615 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such location is National Corporate Research, Ltd.

      Section 3. Other Offices. The Corporation may also have offices at such other places within or outside the State of Delaware as the Board of Directors may from time to time designate, or as the business of the Corporation may require.

      Section 4. Purposes. The purposes of the Corporation is to engage in any business, trade and activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

                       ARTICLE II - STOCKHOLDER'S MEETINGS

      Section 1. Place of Meetings. Meetings of stockholders shall be held at anyplace, within or outside the State of Delaware, designated by the Board of Directors or by written consent of the holders of a majority of the shares entitled to vote thereat, given either before or after the meeting. In the absence of any such designation, the meetings shall be held at the principal executive office of the Corporation.

      Section 2. Annual Meetings. The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the meeting, directors shall be elected and any other proper business may be transacted. If the annual meeting of the stockholders be not held as herein prescribed, the election of directors may be held at any meeting thereafter called pursuant to these Bylaws.

      Section 3. Special Meetings. Special meetings of the stockholders, for any purpose whatsoever, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or Vice President, or by the Board of Directors, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

      Section 4. Notice of Stockholder's Meetings. All notices of meetings with stockholders of the Corporation shall be in writing and shall be sent or otherwise given as provided below not less than ten (10) nor more than sixty
(60) days before the meeting to each stockholder entitled to vote at such meeting. Said notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or of an assistant secretary or of a transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      Section 5. Quorum. The presence in person or by proxy of the persons entitled to vote a majority of the shares outstanding and entitled to vote at any meeting constitutes a quorum for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholder entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      Section 6. Adjourned Meetings; Notice. Any stockholders' meeting may be adjourned from time to time by the vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy. Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a meeting is adjourned for forty-five (45) days or more from the date set for the original meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

      Section 7. Conduct of Business. The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

      Section 8. Voting. The stockholder entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Article II
Section 11 hereof, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

      Except as may otherwise be provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

      Section 9. Waiver of Notice. Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of such a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for such purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

      Section 10. Consent to Shareholder Action Without a Meeting. Any action which may be taken at any meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

      Prompt notice if the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

      Section 11. Record Dates. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

      If no record date is fixed:

      (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

      (ii) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is given; and

      (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

      Section 12. Proxies. At any meeting of the stockholders, every shareholder having the right to vote shall be entitled to vote in person, or by proxy appointed in a writing subscribed by such shareholder and bearing a date not more than eleven (11) months prior to said meeting, unless the writing states that it is irrevocable and satisfies the requirements of applicable law.

                        ARTICLE III - BOARD OF DIRECTORS

      Section 1. Powers. Subject to any limitations in the Articles of Incorporation or these Bylaws and to any provision of the General Corporation Law of Delaware requiring shareholder authorization or approval for a particular action, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by, or under the direction of, the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised, under the ultimate direction of the Board of Directors.

      Section 2. Number, Tenure and Qualifications. The authorized number of directors of this Corporation shall not be less than Two (2) nor more than Ten
(10), the exact number of directors to be fixed from time to time, within such limit, by a duly adopted resolution of the Board of Directors or the shareholders. The initial number of directors of the Corporation shall be set at Six (6). The Directors of the Corporation shall be split into three (3) classes, to be called Class 1 Directors, Class 2 Directors and Class 3 Directors. Two Directors shall be Class 1 Directors, two directors shall be Class 2 Directors and two directors shall be Class 3 Directors. Class 1 Directors shall hold office for a term of six (6) years from the date they are elected, except that the term of the directors initially serving as Class 1 Directors, shall expire at the first annual meeting of shareholders following adoption of the Bylaws. Class 2 Directors shall hold office for a term of six (6) years from the date they are elected, except that the term of the directors initially serving as Class 2 Directors, shall expire at the second annual meeting of shareholders following adoption of the Bylaws. Class 3 Directors shall hold office for a term of six (6) years from the date they are elected, except that the term of the directors initially serving as Class 3 Directors, shall expire at the third annual meeting of shareholders following adoption of the Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. The number of directors may be changed by a duly adopted Certificate of Amendment to the Certificate of Incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the holders of a majority of the shares issued and outstanding and entitled to vote.

      Except as provided in Section 3 below, directors shall be elected by classes as set forth above. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. If any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Directors need not be stockholders.

      Section 3. Resignations and Vacancies. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

      Except for a vacancy created by the removal of a director, all vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual, regular or special meeting of the stockholders. Vacancies created by the removal of a director may be filled only by approval of the stockholders. The stockholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote.

      Section 4. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw at 9:00 a.m., the day after , and at the same place as, the annual meeting of stockholders. The Board of Directors may provide for other regular meetings from time to time by resolution.

      Section 5. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, or the Chief Executive Officer or the President or any Vice President, or the Secretary or two (2) directors. Written notice of the time and place of all special meetings of the Board of Directors shall be delivered personally or by telephone or telegraph, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means to each director at least forty-eight (48) hours before the meeting, or sent to each director by first-class mail, postage prepaid, at least four (4) days before the meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to such director.

      Section 6. Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the State of Delaware, which has been designated in the notice, or if not stated in the notice or there is no notice, the principal executive office of the Corporation or as designated by the resolution duly adopted by the Board of Directors.

      Section 7. Participation by Telephone. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

      Section 8. Quorum. A quorum at all meetings of the Board of Directors shall be a majority of the directors on the board at the time of notice for such meeting, or if the meeting is held without notice, at the time of such meeting. In the absence of a quorum a majority of the directors present may adjourn any meeting to another time and place, without other than announcement at the meeting, until a quorum is present.

      Section 9. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

      Section 10. Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      Section 11. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

      Section 12. Removal. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

      The entire Board of Directors or any individual director may be removed from office without cause by a vote of a shareholder holding a majority of the outstanding shares entitled to vote at an election of directors; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

      In the event an office of a director is so declared vacant or in case the Board or any one or more directors be so removed, new directors may be elected at the same meeting.

      Section 13. Compensation. No stated salary shall be paid directors, as such, for their services, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      Section 14. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors in the management of the business and affairs of the Corporation, except with respect to (a) the approval of any action requiring stockholders' approval or approval of the outstanding shares, (b) the filling of vacancies on the Board or any committee, (c) the fixing of compensation of directors for serving on the Board or a committee, (d) the adoption, amendment or repeal of Bylaws, (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable, (f) a distribution to stockholders, except at a rate or in a periodic amount or within a price range determined by the Board, and (g) the appointment of other committees of the Board or the members thereof.

      Section 15. Approval of Loans to Officers. The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guarantee, or assistance may reasonably be expected to benefit the corporation. The loan, guarantee, or assistance may be with or without interest and may be unsecured, or secured in such a manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                              ARTICLE IV - OFFICERS

      Section 1. Number and Term. The officers of the Corporation shall be a chief executive officer, president, vice president, secretary, chief financial officer, and a chief technology officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, one or more vice presidents, one or more assistant secretaries, one or more assistant secretaries treasurers. In addition, the Board of Directors may appoint such other officers as may be deemed expedient for the proper conduct of the business of the Corporation, each of whom shall have such authority and perform such duties as the Board of Directors may from time to time determine. The officers to be appointed by the Board of Directors shall be chosen annually at the regular meeting of the Board of Directors held after the annual meeting of stockholders and shall serve at the pleasure of the Board of Directors. If officers are not chosen at such meeting of the

Board of Directors, they shall be chosen as soon thereafter as shall be convenient. Each officer shall hold office until his successor shall have been duly chosen or until his removal or resignation.

      Section 2. Inability to Act. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

      Section 3. Removal and Resignation. Any officer chosen by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of all the members of the Board of Directors.

      Any officer chosen by the Board of Directors may resign at any time by giving written notice of said resignation to the Corporation. Unless a different time is specified therein, such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors.

      Section 4. Vacancies. A vacancy in any office because of any cause may be filled by the Board of Directors for the unexpired portion of the term.

      Section 5. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board.

      Section 6. Chief Executive Officer. Subject to the supervisory powers of the Board of Directors, the Chief Executive Officer of the Corporation shall have general supervision, direction, and control of the business and the officers of the Corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

      Section 7. President. The President shall be the general manager of the Corporation, subject to the control of the Chief Executive Officer or the Board of Directors, and as such shall preside at all meetings of stockholders at which the Chief Executive Officer or Chairman of the Board are not presiding, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to such office or are properly required by the Board of Directors.

      Section 8. Vice President. In the absence of the President, or in the event of such officer's death, disability or refusal to act, the Vice President, or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their selection, or in the absence of any such designation, then the order of their selection, shall perform the duties of President, and when so acting, shall have all the powers and be subject to all restrictions upon the President. Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

      Section 9. Secretary. The Secretary shall see that notices for all meetings are given in accordance with the provisions of these Bylaws and as required by law, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to such office, or as are properly required by the President or by the Board of Directors.

      The Assistant Secretary or the Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, or in the event of such officer's refusal to act, perform the duties and exercise the powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

      Section 10. Chief Financial Officer. The Chief Financial Officer may also be designated by the alternate title of "Treasurer". The Chief Financial Officer shall have custody of all moneys and securities of the Corporation and shall keep regular books of account. Such officer shall disburse the funds of the Corporation in payment of the just demands against the Corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of such officer, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation. Such officer shall perform all duties incident to such office or which are properly required by the President or by the Board of Directors.

      The Assistant Financial Officer or the Assistant Financial Officers, in the order of their seniority, shall, in the absence or disability of the Chief Financial Officer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

      Section 11. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the Corporation.

      Section 12. Officers Holding More than One Office. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, unless at the time of such execution, acknowledgment or verification there is only one person holding such offices.

                            ARTICLE V - MISCELLANEOUS

      Section 1. Record Date and Closing of Stock Books. The Board of Directors may fix a time in the future as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders or entitled to receive payment of any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any other lawful action. The record date so fixed shall not be more than sixty (60) nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is so fixed, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

      The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a stockholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.

      Section 2. Certificates. Certificates of stock shall be issued in alphabetical or numerical order and each shareholder shall be entitled to a certificate signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and the Chief

Financial Officer, the Secretary or an Assistant Secretary, certifying to the number of shares owned by such shareholder. Any or all of the signatures on the certificate may be facsimile. Prior to the due presentment for registration of transfer in the stock transfer book of the Corporation, the registered owner shall be treated as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, except as expressly provided otherwise by the laws of the State of Delaware.

      Section 3. Representation of Shares in Other Corporations. Shares of other corporations standing in the name of this Corporation may be voted or represented and all incidents thereto may be exercised on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President and the Chief Financial Officer or the Secretary or an Assistant Secretary.

      Section 4. Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December.

      Section 5. Amendments. Bylaws may be adopted, amended, or repealed by the vote or the written consent of stockholders entitled to exercise a majority of the voting power of the Corporation. Subject to the right of stockholders to adopt, amend, or repeal Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors, except that a Bylaw amendment changing the authorized number of directors may be adopted by the Board of Directors only if these Bylaws permit a variable number of directors and the Bylaw or amendment thereof adopted by the Board of Directors changes the authorized number of directors within the limits specified in these Bylaws.

      Section 6. Indemnification of Corporate Agents. The Corporation shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person by reason of such person's having been made or having threatened to be made a party to a proceeding in accordance with the provisions of the Articles of Incorporation and Delaware General Corporation Law. The Corporation shall advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by subdivision (f) of Title 8, Section 145 of Delaware law. The terms "agent", "proceeding" and "expenses" made in this
Section 6 shall have the same meaning as such terms in the Delaware General Corporation Law.

      Section 7. Postal, Fax, and E-mail Votes. Whenever, in judgment of the Board of directors, any question shall arise which it believes should be put to a vote of the active membership and when it deems it inexpedient to call a special meeting for such purpose, the directors may, unless otherwise require by these laws, submit such a matter to the membership by mail (electronic or postal) for vote and decision. The question thus presented shall be determined according to a majority of the votes received by mail (electronic or otherwise) within 15 days after such submission to the membership, provided that in each case votes of at least 10% of members shall be received. Any and all action taken pursuant to a majority mail vote in any such case shall be binding upon the company in the same manner as would an action taken at a duly called meeting. Voting on any organizational matter, unless specifically disallowed by vote or charter, may be conducted by postal mail, e-mail or other electronic representation.

      I, Miles Mochizuki, Acting Secretary of ANTs software.com, a Delaware Corporation, do hereby certify that the foregoing Bylaws of ANTs software.com, are the duly adopted Bylaws of the Corporation as they are in effect on the date hereof.

      IN WITNESS WHEREOF, I have hereunto subscribed my name this 15th day of September 2000.


                                        ----------------------------------------
                                        Miles Mochizuki, Acting Secretary

                                                                         Annex D

                                ANTs software.com
PROXY                                                                      PROXY

      The undersigned Shareholder of ANTs software.com, a Nevada corporation, (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 14, 2000, and appoints Frederick
D. Pettit and Miles Mochizuki, and each of them, attorney and proxies of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software.com, to be held at the Hyatt Regency San Francisco Airport, 1333 Bayshore Highway, Burlingame, CA, on September 12, 2000, at 2:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

      This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees to the Board of directors in the manner described in the Proxy Statement, and FOR proposals 2, 3, 4 and 5. If this proxy is executed in any manner so as not to withhold authority to vote for the election of any nominees to the Board of directors, it shall be deemed to grant such authority.

1. Election of Frederick D. Pettit and Alison B. Hicks as Class 3 directors; election of Clive G. Whittenbury and Dean Witter, III as Class 2 directors, and election of John Williams and Richard Lee as Class 1 directors.

|_| FOR            |_| WITHHELD             |_| FOR
    All nominees       From all nominees        except vote withheld from
                                                following nominees

2. Proposal to approve the ANTs software.com 2000 Stock Option Plan.

|_| FOR            |_| AGAINST              |_| ABSTAIN

3. Proposal to approve the reincorporation of the Company in Delaware and approve the amendment and restatement of the Company's Articles of Incorporation and Bylaws.

|_| FOR            |_| AGAINST              |_| ABSTAIN

4. Proposal to approve the change from a fiscal year ending April 30 to a calendar year ending December 31.

|_| FOR            |_| AGAINST              |_| ABSTAIN

5. Proposal to ratify the selection of Farber & Hass LLP, as independent accountants for the Company for the year ending December 31, 2000.

|_| FOR            |_| AGAINST              |_| ABSTAIN

      IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SET FORTH HEREIN. THIS PROXY WILL BE VOTED AS THE PROXIES DEEM ADVISABLE ON SUCH PROPER BUSINESS AS MAY COME BEFORE THE MEETING OF THE SHAREHOLDERS OR PURSUANT TO CONSENT TO ACT OR OTHERWISE AS PROVIDED BY NEVADA LAW.

      IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE SEE INSTRUCTIONS ON REVERSE.

      PLEASE MARK, SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR SHARE CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FUDICIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICIER WHO SHOULD STATE HIS OR HER TITLE.

Signature: _____________________________    Date: ______________________________